EXHIBIT 99.2

Case 23-11120-BLS Doc 761 Filed 12/21/23 Page 1 of 24 UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT OF DELAWARE In Re. Proterra Inc § Case No. 23-11120 § § Lead Case No. 23-11120 Debtor(s) § Jointly Administered Monthly Operating Report Chapter 11 Reporting Period Ended: 11/30/2023 Months Pending: 4 Reporting Method: Accrual Basis Debtor's Full-Time Employees (current): Debtor's Full-Time Employees (as of date of order for relief): Supporting Documentation (check all that are attached): Petition Date: 08/07/2023 Industry Classification: 3 3 6 1 Cash Basis 0 0 (For jointly administered debtors, any required schedules must be provided on a non-consolidated basis for each debtor) Statement of cash receipts and disbursements Balance sheet containing the summary and detail of the assets, liabilities and equity (net worth) or deficit Statement of operations (profit or loss statement) Accounts receivable aging Postpetition liabilities aging Statement of capital assets Schedule of payments to professionals Schedule of payments to insiders All bank statements and bank reconciliations for the reporting period Description of the assets sold or transferred and the terms of the sale or transfer /s/ Andrew L. Magaziner Signature of Responsible Party 12/21/2023 Date Andrew L. Magaziner Printed Name of Responsible Party Young Conaway Stargatt & Taylor LLP 1000 North King St, Wilmington, DE 19801 Address STATEMENT: This Periodic Report is associated with an open bankruptcy case; therefore, Paperwork Reduction Act exemption 5 C.F.R. § 1320.4(a)(2) applies. UST Form 11-MOR (12/01/2021)

Case 23-11120-BLS Doc 761 Filed 12/21/23 Page 2 of 24

Debtor's Name Proterra Inc | Case No. 23-11120

Part 1: Cash Receipts and Disbursements		Current Month	Cumulative
a.	Cash balance beginning of month	$0	
b.	Total receipts (net of transfers between accounts)	$0	$0
c.	Total disbursements (net of transfers between accounts)	$0	$0
d.	Cash balance end of month (a+b-c)	$0	
e.	Disbursements made by third party for the benefit of the estate	$0	$0
f.	Total disbursements for quarterly fee calculation (c+e)	$0	$0

Part 2: Asset and Liability Status (Not generally applicable to Individual Debtors. See Instructions.)		Current Month
a.	Accounts receivable (total net of allowance)	$0
b.	Accounts receivable over 90 days outstanding (net of allowance)	$0
c.	Inventory (Book ◉ Market ○ Other ○ (attach explanation))	$0
d	Total current assets	$0
e.	Total assets	$0
f.	Postpetition payables (excluding taxes)	$0
g.	Postpetition payables past due (excluding taxes)	$0
h.	Postpetition taxes payable	$0
i.	Postpetition taxes past due	$0
j.	Total postpetition debt (f+h)	$0
k.	Prepetition secured debt	$0
l.	Prepetition priority debt	$0
m.	Prepetition unsecured debt	$0
n.	Total liabilities (debt) (j+k+l+m)	$0
o.	Ending equity/net worth (e-n)	$0

Part 3: Assets Sold or Transferred		Current Month	Cumulative
a.	Total cash sales price for assets sold/transferred outside the ordinary course of business	$0	$0
b.	Total payments to third parties incident to assets being sold/transferred outside the ordinary course of business	$0	$0
c.	Net cash proceeds from assets sold/transferred outside the ordinary course of business (a-b)	$0	$0

Part 4: Income Statement (Statement of Operations) (Not generally applicable to Individual Debtors. See Instructions.)		Current Month	Cumulative
a.	Gross income/sales (net of returns and allowances)	$0	
b.	Cost of goods sold (inclusive of depreciation, if applicable)	$0	
c.	Gross profit (a-b)	$0	
d.	Selling expenses	$0	
e.	General and administrative expenses	$0	
f.	Other expenses	$0	
g.	Depreciation and/or amortization (not included in 4b)	$0	
h.	Interest	$0	
i.	Taxes (local, state, and federal)	$0	
j.	Reorganization items	$0	
k.	Profit (loss)	$0	$0

UST Form 11-MOR (12/01/2021) 2

Case 23-11120-BLS Doc 761 Filed 12/21/23 Page 3 of 24

Debtor's Name Proterra Inc Case No. 23-11120

Part 5: Professional Fees and Expenses

				Approved Current Month	Approved Cumulative	Paid Current Month	Paid Cumulative
a.	Debtor's professional fees & expenses (bankruptcy) *Aggregate Total*			$0	$0	$0	$0
	Itemized Breakdown by Firm						
		Firm Name	Role				
	i	Paul, Weiss, Rifkind, Wharton &	Lead Counsel	$0	$0	$0	$0
	ii	Young Conaway Stargatt & Tay	Local Counsel	$0	$0	$0	$0
	iii	FTI Consulting, Inc.	Financial Professional	$0	$0	$0	$0
	iv	Moelis & Company	Financial Professional	$0	$0	$0	$0
	v	KPMG LLP	Financial Professional	$0	$0	$0	$0
	vi	Kurtzman Carson Consultants L	Other	$0	$0	$0	$0
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UST Form 11-MOR (12/01/2021) 3

Case 23-11120-BLS Doc 761 Filed 12/21/23 Page 4 of 24 Debtor's Name Proterra Inc Case No. 23-11120 xxxvii xxxvii xxxix xl xli xlii xliii xliv xlv xlvi xlvii xlviii xlix l li lii liii liv lv lvi lvii lviii lix lx lxi lxii lxiii lxiv lxv lxvi lxvii lxviii lxix lxx lxxi lxxii lxxiii lxxiv lxxv lxxvi lxxvii lxxvii UST Form 11-MOR (12/01/2021)

Case 23-11120-BLS Doc 761 Filed 12/21/23 Page 5 of 24

Debtor's Name Proterra Inc Case No. 23-11120

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				Approved Current Month	Approved Cumulative	Paid Current Month	Paid Cumulative
b.	Debtor's professional fees & expenses (nonbankruptcy) *Aggregate Total*			$0	$0	$0	$0
	Itemized Breakdown by Firm						
		Firm Name	Role				
	i	BDO USA, LLP	Financial Professional	$0	$0	$0	$0
	ii	Greenberg Traurig, LLP	Other	$0	$0	$0	$0
	iii	Ogletree, Deakins, Nash, Smoak	Other	$0	$0	$0	$0
	iv	Bookoff McAndrews PLLC	Other	$0	$0	$0	$0
	v	Squire Patton Boggs (US) LLP	Other	$0	$0	$0	$0
	vi	Womble Bond Dickinson (US)	Other	$0	$0	$0	$0
	vii	Protiviti Inc.	Financial Professional	$0	$0	$0	$0
	viii	Demler Armstrong & Rowland,	Other	$0	$0	$0	$0
	ix	Rutan & Tucker, LLP	Other	$0	$0	$0	$0
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UST Form 11-MOR (12/01/2021) 5

Case 23-11120-BLS Doc 761 Filed 12/21/23 Page 6 of 24

Debtor's Name Proterra Inc Case No. 23-11120

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UST Form 11-MOR (12/01/2021) 6

Case 23-11120-BLS Doc 761 Filed 12/21/23 Page 7 of 24 Debtor's Name Proterra Inc Case No. 23-11120 lvii lviii lix lx lxi lxii lxiii lxiv lxv lxvi lxvii lxviii lxix lxx lxxi lxxii lxxiii lxxiv lxxv lxxvi lxxvii lxxvii lxxix lxxx lxxxi lxxxii lxxxii lxxxiv lxxxv lxxxvi lxxxvi lxxxvi lxxxix xc xci xcii xciii xciv xcv xcvi xcvii xcviii UST Form 11-MOR (12/01/2021)

Case 23-11120-BLS Doc 761 Filed 12/21/23 Page 8 of 24

Debtor's Name Proterra Inc Case No. 23-11120

	xcix						
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c.	All professional fees and expenses (debtor & committees)			$0	$0	$0	$0

Part 6: Postpetition Taxes		Current Month	Cumulative
a.	Postpetition income taxes accrued (local, state, and federal)	$0	$0
b.	Postpetition income taxes paid (local, state, and federal)	$0	$0
c.	Postpetition employer payroll taxes accrued	$0	$0
d.	Postpetition employer payroll taxes paid	$0	$0
e.	Postpetition property taxes paid	$0	$0
f.	Postpetition other taxes accrued (local, state, and federal)	$0	$0
g.	Postpetition other taxes paid (local, state, and federal)	$0	$0

Part 7: Questionnaire - During this reporting period:

			Yes	No	N/A	
a.	Were any payments made on prepetition debt? (if yes, see Instructions)		○	●		
b.	Were any payments made outside the ordinary course of business without court approval? (if yes, see Instructions)		○	●		
c.	Were any payments made to or on behalf of insiders?		○	●		
d.	Are you current on postpetition tax return filings?		●	○		
e.	Are you current on postpetition estimated tax payments?		●	○		
f.	Were all trust fund taxes remitted on a current basis?		●	○		
g.	Was there any postpetition borrowing, other than trade credit? (if yes, see Instructions)		○	●		
h.	Were all payments made to or on behalf of professionals approved by the court?		○	○	●	
i.	Do you have:	Worker's compensation insurance?	●	○		
		If yes, are your premiums current?	●	○	○	(if no, see Instructions)
		Casualty/property insurance?	●	○		
		If yes, are your premiums current?	●	○	○	(if no, see Instructions)
		General liability insurance?	●	○		
		If yes, are your premiums current?	●	○	○	(if no, see Instructions)
j.	Has a plan of reorganization been filed with the court?		○	●		
k.	Has a disclosure statement been filed with the court?		○	●		
l.	Are you current with quarterly U.S. Trustee fees as set forth under 28 U.S.C. § 1930?		●	○		

UST Form 11-MOR (12/01/2021) 8

Case 23-11120-BLS Doc 761 Filed 12/21/23 Page 9 of 24

Debtor's Name Proterra Inc Case No. 23-11120

Part 8: Individual Chapter 11 Debtors (Only)

a.	Gross income (receipts) from salary and wages	$0
b.	Gross income (receipts) from self-employment	$0
c.	Gross income from all other sources	$0
d.	Total income in the reporting period (a+b+c)	$0
e.	Payroll deductions	$0
f.	Self-employment related expenses	$0
g.	Living expenses	$0
h.	All other expenses	$0
i.	Total expenses in the reporting period (e+f+g+h)	$0
j.	Difference between total income and total expenses (d-i)	$0
k.	List the total amount of all postpetition debts that are past due	$0
l.	Are you required to pay any Domestic Support Obligations as defined by 11 U.S.C § 101(14A)?	Yes ○ No ◉
m.	If yes, have you made all Domestic Support Obligation payments?	Yes ○ No ○ N/A ◉

Privacy Act Statement

28 U.S.C. § 589b authorizes the collection of this information, and provision of this information is mandatory under 11 U.S.C. §§ 704, 1106, and 1107. The United States Trustee will use this information to calculate statutory fee assessments under 28 U.S.C. § 1930(a)(6). The United States Trustee will also use this information to evaluate a chapter 11 debtor's progress through the bankruptcy system, including the likelihood of a plan of reorganization being confirmed and whether the case is being prosecuted in good faith. This information may be disclosed to a bankruptcy trustee or examiner when the information is needed to perform the trustee's or examiner's duties or to the appropriate federal, state, local, regulatory, tribal, or foreign law enforcement agency when the information indicates a violation or potential violation of law. Other disclosures may be made for routine purposes. For a discussion of the types of routine disclosures that may be made, you may consult the Executive Office for United States Trustee's systems of records notice, UST-001, "Bankruptcy Case Files and Associated Records." *See* 71 Fed. Reg. 59,818 et seq. (Oct. 11, 2006). A copy of the notice may be obtained at the following link: http://www.justice.gov/ust/eo/rules_regulations/index.htm. Failure to provide this information could result in the dismissal or conversion of your bankruptcy case or other action by the United States Trustee. 11 U.S.C. § 1112(b)(4)(F).

I declare under penalty of perjury that the foregoing Monthly Operating Report and its supporting documentation are true and correct and that I have been authorized to sign this report on behalf of the estate.

/s/ David S. Black	David S. Black
Signature of Responsible Party	Printed Name of Responsible Party
Chief Financial Officer	12/21/2023
Title	Date

UST Form 11-MOR (12/01/2021) 9

Case 23-11120-BLS Doc 761 Filed 12/21/23 Page 10 of 24 Debtor's Name Proterra Inc Case No. 23-11120

Case 23-11120-BLS Doc 761 Filed 12/21/23 Page 10 of 24 Debtor's Name Proterra Inc Case No. 23-11120

Case 23-11120-BLS Doc 761 Filed 12/21/23 Page 10 of 24 Debtor's Name Proterra Inc Case No. 23-11120

Cautionary Statement Regarding the Monthly Operating Report The Debtor cautions investors and potential investors not to place undue reliance upon the information contained in this Monthly Operating Report, which was not prepared for the purpose of providing the basis for an investment decision relating to any of the securities of the Debtor. The Monthly Operating Report is limited in scope, covers a limited time period, and has been prepared solely for the purpose of complying with the reporting requirements of the U.S. Bankruptcy Court for the District of Delaware. The Monthly Operating Report was not audited or reviewed by independent accountants, was not prepared in accordance with generally accepted accounting principles in the United States of America (“GAAP”), is in a format prescribed by applicable bankruptcy rules and guidelines, and is subject to future adjustment and reconciliation. Furthermore, the monthly financial information contained in the Monthly Operating Report has not been subjected to the same level of accounting review and testing that the Debtor applies when preparing its quarterly and annual consolidated financial information in accordance with GAAP. Accordingly, upon the application of such procedures, the Debtor believes that the financial information may be subject to change, and these changes could be material. There can be no assurance that, from the perspective of an investor or potential investor in the Debtor’s securities, the Monthly Operating Report is complete. Results and projections set forth in the Monthly Operating Report should not be viewed as indicative of future results.

In re: Proterra Inc. et al. Case No.: 23-11120 Reporting Period: 11/01/2023 - 11/30/2023 Cash Receipts & Disbursements(1) Proterra Inc. 23-11120 Proterra Operating Company, Inc. 23-11121 Cash Receipts Receipts $ - $ 12,246,616 Other - 46,098 Total Cash Receipts(2) $ - $ 12,292,715 Operating Disbursements Vendor Payments $ - $ (13,333,981) Payroll & Related - (10,456,515) Rent & Lease Payments - 49,237 Utilities - (243,380) Freight & Shipping - (207,468) Taxes - (299,635) Insurance - (2,122,557) Engineering/Development Spend - - Total Operating Disbursements $ - $ (26,614,299) Operating Cash Flow $ - $ (14,321,584) Non-Operating Disbursements Interest & Fees $ - $ - Professional Fees - (13,034,494) Other Restructuring - - Total Non-Operating Disbursements $ - $ (13,034,494) Total Disbursements $ - $ (39,648,793) Net Cash Flow $ - $ (27,356,078) Cash Roll Forward (3) Beginning Cash Balance - $ 138,900,788 Net Cash Flow - (27,356,078) Mark-to-Market of Short-Term Investment Account(2) - 441,809 Ending Cash Balance(4) $ - $ 111,986,519 (1) All information contained herein is unaudited and subject to future adjustment. (2) The amount of Total Receipts presented in MOR Part 1(b) corresponds to the sum of Total Cash Receipts + Mark-to-Market of ST Investment Account. (3) Excludes restricted cash posted for surety bonds and deposits posted to third parties. (4) Additional restricted cash totaling $12,433,804 is held by Philadelphia Indemnity Insurance Company as surety collateral, which is reflected in the Debtors 10/31/23 Balance Sheet.

Case 23-11120-BLS Doc 761 Filed 12/21/23 Page 14 of 24 In re: Proterra Inc. et al. Case No.: 23-11120 Reporting Period: 11/01/2023 - 11/30/2023 Debtors' Balance Sheet (Unaudited) (1) Proterra Inc. 23-11120 Proterra Operating Company, Inc. 23-11121 ASSETS CURRENT ASSETS N/ Cash and cash equivalents $ - $ 8,508,642 Ac Accounts receivable, net - 56,601,225 Short term Investments - 90,418,412 Inv Inventory - 248,462,174 N/ Prepaid expenses and other current assets - 29,591,511 N/ Deferred costs of goods sold - 4,652,436 N/ Restricted cash, current(2) - 25,493,269 To TOTAL CURRENT ASSETS $ - $ 463,727,669 N/ Property, plant, and equipment, net $ - $ 103,657,466 Operating lease right-of-use assets - 13,970,231 N/ Long-term inventory prepayment - - N/ Other assets - 49,733,494 To TOTAL ASSETS $ - $ 631,088,860 LIABILITIES, CONVERTIBLE PREFERRED STOCK AND STOCKHOLDERS’ DEFICIT CURRENT LIABILITIES Po Accounts payable $ - $ 4,895,171 Taxes payable - 1,539,629 Po Accrued liabilities - 38,582,525 Po Deferred revenue, current - 2,827,128 Po Operating lease liabilities, current - - Debt, current - 181,085,522 Derivative liability - - N/ TOTAL CURRENT LIABILITIES $ - $ 228,929,975 Po Deferred revenue, non-current $ - $ 12,989 Operating lease liabilities, non-current - - Other long-term liabilities - 6,418,952 N/ TOTAL NON-CURRENT LIABILITIES $ - $ 6,431,941 Pre Liabilities Subject to Compromise $ - $ 206,234,550 N/ TOTAL LIABILITIES SUBJECT TO COMPROMISE $ - $ 206,234,550 N/ TOTAL LIABILITIES $ - $ 441,596,466 STOCKHOLDERS' EQUITY N/ Common stock $ - $ 22,477 Preferred stock - - N/ Additional paid-in capital - 1,643,202,507 N/ Accumulated deficit - - Accumulated other comprehensive loss - (1,453,732,590) N/ TOTAL STOCKHOLDERS' EQUITY $ - $ 189,492,394 N/ TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY $ - $ 631,088,860 (1) All information contained herein is unaudited and subject to future adjustment. (2) This amount includes $12,433,804 of restricted cash, which is held by Philadelphia Indemnity Insurance Company as surety collateral.

Case 23-11120-BLS Doc 761 Filed 12/21/23 Page 15 of 24 In re: Proterra Inc. et al. Case No.: 23-11120 Reporting Period: 11/01/2023 - 11/30/2023 Debtors' Statement of Operations (Unaudited) (1) Proterra Inc. 23-11120 Proterra Operating Company, Inc. 23-11121 Net Revenue: N/ Product revenue $ - $ 16,596,438 N/ Parts and other service revenue - 1,717,035 Gr Total Net Revenue $ - $ 18,313,473 0 Cost of Sales: N/ Product cost of goods sold $ - $ 12,499,488 N/ Parts and other service cost of goods sold - 10,155,644 Co Total Cost of Sales $ - $ 22,655,132 Gr Gross Profit $ - $ (4,341,659) Ge Research and Development $ - $ 3,974,669 Sales and Marketing - 1,007,001 De Depreciation and/or amortization - 619,000 Ge Selling, general, and administrative expense - 26,235,262 0 Gain/(Loss) From Operations $ - $ (36,177,591) Int Interest income/(expense) $ - $ (1,306,337) Gain/(loss) on debt extinguishment - - Gain/(loss) on valuation of derivative liability - - Ot Other income/(expense), net - 211,732 Re Reorganization items - (12,242,083) 0 Gain/(Loss) Before Income taxes $ - $ (49,514,279) Ta Income taxes - - Pro Net Gain/(Loss) $ - $ (49,514,279) (1) All information contained herein is unaudited and subject to future adjustment.

Case 23-11120-BLS Doc 761 Filed 12/21/23 Page 16 of 24

In re: Proterra Inc. et al.

Case No.: 23-11120
Reporting Period: 11/01/2023 - 11/30/2023

Accounts Receivable Balance (Unaudited)

Proterra Inc. (23-11120)

A/R Aging	Current	1 - 30 days	31 - 60 days	61 - 90 days	Over 90 days	Total A/R
Accounts Receivable	$ -	$ -	$ -	$ -	$ -	$ -
Bad Debt Expense	-	-	-	-	-	-
Total Accounts Receivable	$ -	$ -	$ -	$ -	$ -	$ -

Proterra Operating Company, Inc. (23-11121)

A/R Aging	Current	1 - 30 days	31 - 60 days	61 - 90 days	Over 90 days	Total A/R
Accounts Receivable	$ 32,006,248	$ 15,525,574	$ 4,684,567	$ 3,979,526	$ 16,887,531	$ 73,083,446
Bad Debt Expense	-	(1,280,840)	(2,988,145)	(889,719)	(11,323,517)	(16,482,221)
Total Accounts Receivable	$ 32,006,248	$ 14,244,734	$ 1,696,422	$ 3,089,807	$ 5,564,013	$ 56,601,225

4

Case 23-11120-BLS Doc 761 Filed 12/21/23 Page 17 of 24 In re: Proterra Inc. et al. Case No.: 23-11120 Reporting Period: 11/01/2023 - 11/30/2023 Postpetition Accounts Payable Balance (Unaudited) Proterra Inc. (23-11120) A/P Aging Current 1 - 30 days 31 - 60 days 61 - 90 days Over 90 days Total A/P Trade Payables $ - $ - $ - $ - $ - $ - Tax Payables - - - - - - Total Post-Petition Payables $ - $ - $ - $ - $ - $ - Proterra Operating Company, Inc. (23-11121) A/P Aging Current 1 - 30 days 31 - 60 days 61 - 90 days Over 90 days Total A/P Trade Payables $ 3,279,765 $ 1,223,793 $ 391,614 $ - $ - $ 4,895,171 Tax Payables 1,430,989 37,000 37,000 34,640 - 1,539,629 Total Post-Petition Payables $ 4,710,753 $ 1,260,793 $ 428,614 $ 34,640 $ - $ 6,434,800

Case 23-11120-BLS Doc 761 Filed 12/21/23 Page 18 of 24

In re: Proterra Inc. et al.

Case No.: 23-11120
Reporting Period: 11/01/2023 - 11/30/2023

Bank Account Information

Legal Entity	Account Type	Bank Name	Account Number (last 4 digits)		Bank Balance[1]
Proterra Operating Company, Inc.	Concentration Account	Bank of America, N.A.	5378	$	4,938,125
Proterra Operating Company, Inc.	Cash Sweep Account - Lockbox	Bank of America, N.A.	0802		-
Proterra Operating Company, Inc.	Payroll Account	Bank of America, N.A.	0807		1,223,920
Proterra Operating Company, Inc.	Zero Balance Account - Operating	Bank of America, N.A.	0548		-
Proterra Operating Company, Inc.	AP Account	Bank of America, N.A.	2116		1,753,988
Proterra Operating Company, Inc.	Working Capital Management Account	Merrill Lynch	3373		90,844,863
Proterra Operating Company, Inc.	Operating Account	Silicon Valley Bank	8094		1
Proterra Operating Company, Inc.	Money Market Account	Silicon Valley Bank	2469		475,135
Total Cash [Bank Balance]				$	99,236,031
Less Outstanding Checks					(308,977)
Total Cash [Book Balance]				$	98,927,054

Restricted Cash

Proterra Operating Company, Inc.	Cash Collateral Account	Silicon Valley Bank	7619	$	131,470
Proterra Operating Company, Inc.	Adequate Assurance Account	Bank of America, N.A.	9582		507,488
Proterra Operating Company, Inc.	Self-Insured Claims Escrow Account	Bank of America, N.A.	9587		-
Proterra Operating Company, Inc.	Professional Fee Escrow Account	Bank of America, N.A.	9624		-
Proterra Operating Company, Inc.	Collateral Account (LC)	Bank of America, N.A.	9020		12,420,507
Proterra Operating Company, Inc.	363 Sale Account	Bank of America, N.A.	9600		-
Proterra Operating Company, Inc.	Liquidation Account (Liquidation Proceeds)	Bank of America, N.A.	9605		-
Total Restricted Cash[2]				$	13,059,465

[1] All amounts are in USD.

[2] Additional restricted cash totaling $12,433,804 is held by Philadelphia Indemnity Insurance Company as surety collateral, which is reflected in the Debtors 10/31/23 Balance Sheet.

6

Case 23-11120-BLS Doc 761 Filed 12/21/23 Page 19 of 24

In re: Proterra Inc. et al.

Case No.: 23-11120
Reporting Period: 11/01/2023 - 11/30/2023

Schedule of Payments to Insiders

Item	Title	Amount
Chris Bailey	Chief Business Officer	$ 30,829
David S. Black	Chief Financial Officer	35,011
Labkhand S. Dadyar	Chief People Officer	28,041
Jeffrey D. Embt	Chief Accounting Officer	22,357
Dustin L. Grace	Chief Technology Officer	28,906
Gareth T. Joyce	Chief Executive Officer	38,600
Jeffrey E. Mitchell	General Counsel	25,855
Julian Soell	Chief Operating Officer	31,027
Jill Frizzley	Board Member	35,000
Brook Porter	Board Member	15,000
Constance Skidmore	Board Member	16,250
Jan R. Hauser	Board Member	25,000
Jeannine P. Sargent	Board Member	16,250
Mary L. Krakauer	Board Member	26,250
Michael D. Smith	Board Member	15,000
Roger M. Nielsen	Board Member	27,500
	Total	$ 416,876

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Case 23-11120-BLS Doc 761 Filed 12/21/23 Page 20 of 24 In re: Proterra Inc. et al. Case No.: 23-11120 Reporting Period: 11/01/2023 - 11/30/2023 Bank Reconciliations The Debtors hereby submit this attestation regarding bank account reconciliations in lieu of providing copies of bank statements, bank reconciliations and journal entries. The Debtors’ standard practice is to ensure that bank reconciliations are completed before closing the books each reporting period. I attest that each of the Debtors’ bank accounts has been reconciled in accordance with their standard practices. /s/ David S. Black 12/21/2023 Signature of Authorized Individual Date David S. Black Chief Financial Officer Printed Name of Authorized Individual Title of Authorized Individual

Case 23-11120-BLS Doc 761 Filed 12/21/23 Page 21 of 24 In re: Proterra Inc. et al. Case No.: 23-11120 Reporting Period: 11/01/2023 - 11/30/2023 Part 7: Question A Were any payments made on prepetition debt? To the extent any payments were made on account of prepetition claims following the commencement of these Chapter 11 Cases pursuant to the authority granted to the Debtors by the Bankruptcy Court under the First Day Orders, such payments have been included in the MOR.

Case 23-11120-BLS Doc 761 Filed 12/21/23 Page 22 of 24 In re: Proterra Inc. et al. Case No.: 23-11120 Reporting Period: 11/01/2023 - 11/30/2023 Part 7: Questions D & E Are you current on postpetition estimated tax payments? USD 108,640 in taxes are owed to British Columbia Ministry of Finance and Canada Revenue Agency. The Debtors intend to file the applicable tax retuns and pay these taxes as soon as possible, upon the completion of accounting work by Deloitte, their Canadian auditor. Pursuant to DI 219 and DI 212, the Debtor intends to engage Deloitte after their OCP application is deemed approved.

Case 23-11120-BLS Doc 761 Filed 12/21/23 Page 23 of 24 In re: Proterra, Inc. Case No.: 23-11120 Reporting Period: 11/01/2023 - 11/30/2023 Monthly Operating Report - Company Information Debtor's Full-Time Employees (current): 0 Note: The full employee headcount pertaining to the Debtors is detailed in the MOR for Proterra Operating Inc. This may encompass certain employment agreements executed with Proterra, Inc.

Case 23-11120-BLS Doc 761 Filed 12/21/23 Page 24 of 24 In re: Proterra, Inc. Case No.: 23-11120 Reporting Period: 11/01/2023 - 11/30/2023 Monthly Operating Report - Company Information Cautionary Statement Regarding the Monthly Operating Reports The Company cautions investors and potential investors not to place undue reliance upon the information contained in the Monthly Operating Reports, which were not prepared for the purpose of providing the basis for an investment decision relating to any of the securities of the Company. The Monthly Operating Reports are limited in scope, cover a limited time period, and have been prepared solely for the purpose of complying with the reporting requirements of the Bankruptcy Court. The Monthly Operating Reports were not audited or reviewed by independent accountants, were not prepared in accordance with generally accepted accounting principles in the United States of America (“GAAP”), are in a format prescribed by applicable bankruptcy rules and guidelines, and are subject to future adjustment and reconciliation. Furthermore, the monthly financial information contained in the Monthly Operating Reports not been subjected to the same level of accounting review and testing that the Debtors apply when preparing their quarterly and annual consolidated financial information in accordance with GAAP. Accordingly, upon the application of such procedures, the Debtors believe that the financial information may be subject to change, and these changes could be material. There can be no assurance that, from the perspective of an investor or potential investor in the Company’s securities, the Monthly Operating Reports are complete. Results and projections set forth in the Monthly Operating Reports should not be viewed as indicative of future results.